Annual Meeting of Shareholders Thursday, April 21, 2016 Exhibit 99.1

Kevin J. Helmick President & Chief Executive Officer

Stakeholders Shareholders Customers Associates Community

•
Small Businesses are those with fewer than 500
employees
•
Small businesses employ 57%
of the country’s private workforce
•
Small businesses pay 44%
of U.S. payroll
•
Small businesses create 13x
more patents per employee than large
patenting companies
•
60% to 80% of new jobs come from small businesses
•
46% of small business lending is done by Community
Banks
5
Why are Small Businesses
so Important?
Source: www.businessinsider.com

Community Banks:
•
Focus attention on the needs of local families and businesses
•
Use local deposits to make loans to the neighborhoods where their depositors live and work
•
Officers are generally accessible to their customers on site with decisions on loans being made locally
•
Employees are typically deeply involved in local community affairs

Why are Community Banks
so Important?

Community Banks:
•
Are willing to consider important attributes such as a person’s character when making loans
•
Are themselves small businesses, so they understand the needs of small business owners
•
Board of directors are made up of local citizens who want to advance the interests of the towns and cities where they live and the bank does business

Why are Community Banks
so Important?

Farmers Footprint
Financial
Highlights
-
December
31,
2015
•
Banking Locations: 38
•
Assets: $1.9 billion
•
Loans: $1.3 billion
•
Deposits: $1.4 billion
•
Loan/Deposit Ratio: 92.0%
•
Tangible Common Equity: 8.5%
•
Market Capitalization: $232 million
1
Mergers/Acquisitions
•
National Bancshares: Closed June 19, 2015
•
Tri-State 1
st
Banc: Closed October 1, 2015
•
Added 17 branches for a total of 38 banking
locations
•
Integration
•
Retention of key producers/key contributors
(1)
Based on FMNB’s stock price of $8.60 on December 31, 2015
Source: SNL Financial

Total Return Performance
70
100
130
160
190
220
250
280
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
03/31/16
Total Return Performance
Farmers National Banc Corp.
Dow Jones Industrial Average
NASDAQ Composite
S&P 500
Russell 2000

Total Return Performance
70
100
130
160
190
220
250
280
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
03/31/16
Total Return Performance
Farmers National Banc Corp.
NASDAQ Bank
SNL Midwest Bank
SNL Microcap Bank

•
Organic Growth
–
Continued organic growth in current markets
–
Growth opportunities in new markets with Private Banking, Trust and
Investments
•
Acquisition Opportunities
–
Targeted acquisitions include fee-based business and banks
–
Accretive to earnings near term (excluding one-time charges)
–
Manageable initial tangible book value dilution
–
Must sustain our culture
–
Sustain our TCE and regulatory ratios
•
Cash Dividend Payout Policy
–
Maintain 25% -
35% range
•
Share Repurchase Plan
–
Continue to look for repurchase opportunities
Strategic Focus -
Capital
Management

Strategic Focus Continued • Management of non interest expense • Fee income • Loan growth

Strategic Focus – Investment in Technology Online Banking Mobile Banking ApplePay/Tokenization EMV/Chip Card

Strategic Focus -
Investment in
Technology
3,389
8,515
500
1500
2500
3500
4500
5500
6500
7500
8500
9500
Mobile Banking Users
YOY Growth: 151%
YOY Growth: 149%
0
2000
4000
6000
8000
10000
12000
14000
16000
18000
7,084
17,620
Mobile Transactions
2015
2016

Strategic Focus -
Investment in
Technology
YOY Growth: 60%
0
5000
10000
15000
20000
25000
30000
16,978
27,128
Online Banking Transactions
17,039
24,380
10000
12000
14000
16000
18000
20000
22000
24000
26000
Online Banking Users
2015
2016
YOY Growth: 43%

Strategic Focus -
Investment in
Technology
•
Data Security Products/Services
–
Positive Pay/ACH Debit Blocker
–
Trusteer
–
Multi factor authentication and out of wallet
–
Security token
–
Required password complexity
•
Data Security Internal Practices
–
Outgoing wire call back procedures
–
Annual vulnerability assessments and training
–
Internal cyber threat exercise to determine top cyber threats to banks and remediation

Future Focus –
Growing Deposits
•
2016 Initiative
•
Huntington/First Merit disruption
•
Loan/Deposit ratio
72.50%
74.09%
85.94%
88.93%
92.04%
50.00%
60.00%
70.00%
80.00%
90.00%
100.00%
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
Loan/Deposit Ratio

Carl D. Culp Executive Vice President Chief Financial Officer

Financial Overview
•
Strong capital position
–
8.5% tangible common equity ratio
•
Experienced senior management team
–
Over 300 years of combined experience
–
134 with Farmers
12/31/15
12/31/14
Assets
$1.87 billion
$1.14 billion
Total loans
$1.30 billion
$663.90 million
Total deposits
$1.41 billion
$915.70 million

•
Improving net interest margin
–
Low cost core deposit funding
–
Shift in asset mix from securities to loans
Historical Operating Results
Net Interest Income and Margin
$18,000
20
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
4.05%
4.00%
3.95%
3.90%
3.85%
3.80%
3.75%
3.70%
3.65%
3.60%
3.55%
3.50%
$9,243
$8,992
$9,749
$14,538
$16,458
3.63%
3.64%
3.66%
3.84%
3.99%
4Q 2014
1Q 2015
2Q 2015
3Q 2015
4Q 2015
Net Interest Income
Net Interest Margin

Continued Strong Results –
2015 Overview
2015
2014
% Increase
(Decrease)
Net income per share
$0.36
$0.48
(25.00%)
Net income per share, excluding merger costs
$0.57
$0.48
18.75%
Noninterest income
$18,306
$15,303
19.62%
Net interest income
$49,737
$36,336
36.88%
Efficiency ratio
75.26%
70.24%
7.15%
Efficiency ratio,
excluding merger costs
66.20%
70.24%
(5.75%)
Total loans
$1,296,865
$663,852
95.35%
Nonperforming assets to total assets
0.61%
0.76%
(19.74%)

•
Wealth Management creates fee-based income
–
Fee Income 2009: 14.5% of total gross income
o
Noninterest income excluding security gains
–
Fee Income 2015: 25.2% of total gross income
o
Noninterest income excluding security gains
Non Interest Income
22
74.7%
9.8%
8.6%
2.4%
3.0%
1.5%
Total Revenue 2015*: $72.0 million
Total Interest Income
Other Non-interest Income
Trust Income
Insurance & Investment Income
Retirement Planning Income
Mortgage Banking Income

Loan Growth
YOY Growth: 5.26%
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
12/31/2012
12/31/2013
12/31/2014
12/31/2015
$586,592
$630,684
$663,852
$430,000
$66,000
Total Loans
Farmers Total Loans
NBOH Acquistion
TSOH Acquisition
YOY Growth: 7.52%
YOY Growth: 95.35%
Organic
Growth:20.00
%
Growth from Acquisitions: 75.02%
$1,296,865
$800,865

•
Diverse loan mix
•
No national lending
•
No sub-prime lending
•
Farmers’ practice is to lend
primarily within its market area
•
Less than 2% of loan portfolio is
participations purchased
•
Less than 4% of loan portfolio is
construction loans
Loan Portfolio Mix –
December 31, 2015
Overview of Loan Portfolio
Note: Dollars in thousands
Commercial
Construction
$31,671
2.4%
Residential
Construction
$15,251
1.2%
Consumer
$185,077
14.3%
Commercial &
Industrial
$230,748
17.8%
Commercial
Real Estate
$454,302
35.0%
Residential
Real Estate
$379,816
29.3%

Excellent Asset Quality
Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring
12/31/2015
Nonaccrual loans
$9.1
Accruing loans past due 90 days or more
1.4
OREO
0.9
Total nonperforming assets (NPAs)
$11.4
NPLs & 90 days past due/Gross loans (excl. HFS)
0.81%
NPAs/Total Assets
0.61%
TDR/Gross loans (excl. HFS)
0.72%
30-89 days delinquent/Gross loans (excl. HFS)
0.70%
ALL/NPLs & 90 days past due
85.96%
ALL/Gross loans (excl. HFS)
0.69%
Texas
Ratio
6.48%
Nonaccrual Loans by Type
Nonaccrual
$9.1mm
79.5%
Accruing
loans past
due 90 days
or more
$1.4mm
12.2%
OREO
$0.9mm
8.3%
Commercial
Real Estate
42.8%
Residential
Real Estate
34.4%
Commercial
& Industrial
17.8%
Consumer
5.0%

Continued Strong Results –
Overview of 1Q 2016
•
22% organic annual loan growth since March 31, 2015
•
133 consecutive quarters of profitability
•
Net income for quarter ended March 31, 2016 was $4.8 million compared to $3.2 million for the linked quarter, on a per share basis net income was $0.18 and $0.12 for the two quarters
•
Annualized return on assets was 1.03% for the first quarter
•
Noninterest income increased 22.5% compared to same quarter in
2015
•
Non-performing assets to total assets remain at low levels, 0.55%
at March 31, 2016

Questions and Answers